Supplement to the May 1, 2008 Prospectus, as supplemented,
                       for the following products:
                             Symetra Complete
                          Symetra Complete Advisor

                     Supplement dated January 7, 2009


Effective December 12, 2008, Calvert Asset Management Company, Inc. assumed the responsibility as investment advisor to the Summit Funds. Accordingly, all references in this prospectus to Summit Investment Partners, Inc. should be replaced with Calvert Asset Management Company, Inc.

In addition, pursuant to the change in the primary benchmark, any reference to Lehman Aggregate Bond Index for Summit Mutual Funds, Inc. under Section 3:
Investment Options is replaced with Barclays Capital Aggregate Bond Index.